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                               Purchase Agreement
                                    under the
                           DecisionOne Holdings Corp.
                            Direct Investment Program

            Purchase Date:               August 7, 1997

            Name of Participant:

            Number of  Shares:

            Purchase Price Per Share:    $ 20.6084

            Aggregate Purchase Price:    $

            DecisionOne Holdings Corp., a Delaware corporation (the "Company"), hereby sells to the above-named Participant (the "Participant"), and Participant hereby purchases from the Company, that number of Shares set forth above for the Aggregate Purchase Price set forth above, pursuant to the terms of the Decision One Holdings Corp. Direct Investment Program (the "Plan") and this Agreement.

           Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan, or if not defined therein, in the Employment Agreement. The terms and conditions of the Shares purchased hereby, to the extent not controlled by the terms and conditions contained in the Plan, are as follows:

            1. The Aggregate Purchase Price set forth above for the Shares shall be payable by Participant to the Company upon the execution hereof in either (i) cash or (ii) such other means, including a Loan, as the Committee may approve or permit from time to time. Payment in currency or by check, bank draft, cashier's check, postal money order or wire transfer shall be considered payment in cash provided any such instrument is honored upon presentation.
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            2. (a) The Participant represents and warrants to the Company that he/she is acquiring the Shares for investment purposes only, solely for his/her own account, and not with a view to, or for resale in connection with, any distribution thereof.

      (b) The Participant's financial situation is such that the Participant can afford to bear the economic risk of holding the Shares acquired hereunder for an indefinite period of time, the Participant has adequate means for providing for his needs and contingencies and can afford to suffer the complete loss of the investment in the Shares.

      (c) The Participant's knowledge and experience in financial and business matters are such that he/she is capable of evaluating the merits and risks of the investment in the Shares, or the Participant has been advised by a representative possessing such knowledge and experience.

      (d) The Participant understands that the Shares acquired hereunder are a speculative investment which involves a high degree of risk of loss of the entire investment therein, that there are substantial restrictions on the transferability of the Shares as set forth in the Investors' Agreement and, if applicable, the Loan, and that for an indefinite period following the date hereof there will be no (or only a limited) public market for the Shares and that, accordingly, it may not be possible for Participant to sell the Shares in case of emergency or otherwise.

      (e) The Participant and his/her representatives, including his/her professional, financial, tax and other advisors, have carefully reviewed all documents available to them in connection with the investment in the Shares, and the Participant understands and has taken cognizance of all the risks related to such investment.

      (f) The Participant and his/her representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the acquisition of the Shares and related matters and to obtain all additional information which the Participant or his/her representatives deem necessary.

      (g) All information which the Participant has provided to the Company and its representatives concerning the Participant and his/her financial position is true, complete and correct, and the Participant agrees to promptly notify the Company if at any time this ceases to be the case.


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            3. Certificates issued in respect of Shares shall, unless the
Committee otherwise determines, be registered in the name of the Participant or the Participant's Permitted Transferees and, so long as a Participant continues to be governed by the provisions of any Loan, shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by the provisions of any Loan, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of (i) the Securities Act of 1933, as amended, any state securities laws or any other applicable laws, (ii) the Investors' Agreement and (iii) any Loan.

            4. Except as otherwise provided in the Employment Agreement, if the Participant's employment with the Company or any Subsidiary shall terminate, then the terms and provisions of Section 8 of the Plan and, if applicable, the Loan, shall govern any Shares held by the Participant.

            5. This Purchase Agreement does not confer on the Participant any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to determine the terms of the Participant's employment.

            6. The Participant shall, as a condition precedent to the purchase of the Shares hereunder, execute an instrument agreeing to be bound by the Investors' Agreement or, at the election of the Company, a counterpart of the Investors' Agreement.

            7. This Purchase Agreement and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. All interpretations or determinations of the Board and/or the Committee shall be binding and conclusive upon the Participant and his legal representatives on any question arising hereunder.

            8. Participant acknowledges that any powers, rights or responsibilities of the Board and/or the Committee set forth herein may be delegated to and exercised by any subcommittee thereof as permitted under the Plan.

            9. All notices hereunder to the party shall be delivered or mailed to the following addresses:

            If to the Company:


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            DecisionOne Holding Corp.
            c/o DLJ Merchant Banking Partners II, L.P.
            277 Park Avenue
            New York, New York  10172
            Attention: Peter T. Grauer
            Fax: (212) 892-7272

            with a copy to:

            Davis Polk & Wardwell
            450 Lexington Avenue
            New York, New York  10017
            Attention: George R. Bason, Jr.
            Fax:  (212) 450-4800

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice;

            If to the Participant:

            To the person and at the address specified on the signature page.

Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the other party.

            10. This Agreement contains the entire understanding of the parties hereto in respect of the subject matter contained herein. This Agreement and the Plan supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

            11. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof.

            12. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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            IN WITNESS WHEREOF, the undersigned have caused this Purchase
Agreement to be duly executed as of the date first above written.

                                        DECISIONONE HOLDINGS CORP.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                                        Participant:


                                        ------------------------------
                                        Name:
                                        Address:


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